MFS(R) INTERNATIONAL NEW DISCOVERY FUND

                        Supplement to Current Prospectus

Effective immediately, the following two sentences are added at the end of the second paragraph under "Investment Adviser" of the Prospectus.

Effective August 1, 2006, MFS has agreed in writing to reduce its management fee to 0.925% annually of the average daily net assets in excess of $500 million and less than $5.0 billion and to 0.850% annually of the average daily net assets in excess of $5.0 billion. This written agreement may be changed only with the consent of the Board of Trustees that oversees the Fund.


In addition, effective September 1, 2006, the Fund's distributor, MFD, has agreed to waive 0.05% of the Fund's Class A distribution fee until such time as the Fund is available for sale to new investors.

                 The date of this Supplement is August 25, 2006.